Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Selecta Biosciences, Inc. (the “Company”) for the period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:
1.    The Annual Report on Form 10-K of the Company for the period ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 2, 2023	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer, and Director
(Principal Executive Officer)

March 2, 2023	/s/ Blaine Davis
Blaine Davis
Chief Financial Officer
(Principal Financial Officer)